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                                                                    EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to use of our report dated August 29, 1996 with respect to the financial statements of Irata, Inc., included in this Registration Statement (Form SB-2 No. 333-____) and related Prospectus of Irata, Inc. for the registration of 8,233,500 shares of Class A Common Stock.



                                           LANE GORMAN TRUBITT, L.L.P.


Dallas, Texas
January 28, 1997